ARCTURUS THERAPEUTICS

Building Next Generation of the RNA Medicines

February 2019

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements. These statements relate to future events and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future performances or achievements expressed or implied by the forward-looking statements. Each of these statements is based only on current information, assumptions and expectations that are inherently subject to change and involve a number of risks and uncertainties. Forward-looking statements include, but are not limited to, statements about: expectations regarding our capitalization and resources; the adequacy of our capital to support our future operations and our ability to successfully initiate and complete clinical trials; our strategy and focus; the development and commercial potential of any of our product candidates; the timing and success of our development efforts, the success of any of our trials and our ability to achieve regulatory approval for any product candidate and the entry into or modification or termination of collaborative agreements.

In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "potential" and similar expressions (including the negative thereof) intended to identify forward looking statements. Given the risks and uncertainties, you should not place undue reliance on forward-looking statements. The forward-looking statements contained or implied in this press presentation are subject to other risks and uncertainties, including those discussed under the heading "Risk Factors" in our Annual Report on Form 20-F for the fiscal year ended December 31, 2017, filed with the Securities and Exchange Commission (SEC) and in subsequent filings with the SEC. Except as otherwise required by law, we disclaim any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events or circumstances or otherwise.

Board of Directors



Dr. Peter Farrell
Chairman of the Board

ResMed
Founder and Chairman



Andrew Sassine, MBA
Director of the Board

Fidelity Investments
Former Portfolio Manager



James Barlow, MA
Director of the Board

Allergan
Former Chief Accounting Officer



Dr. Magda Marquet
Director of the Board

ALTHEA
Chairman and Co-Founder



Joseph E. Payne, MSc
Director of the Board, Founder, President & CEO

MERCK

ARCTURUS THERAPEUTICS

Management Team

BUILDING INNOVATIVE RNA MEDICINES



Joseph E. Payne, MSc

Founder, President & CEO



Dr. Pad Chivukula

Founder, CSO & COO



Andrew Sassine, MBA

CFO



Kevin Skol, MBA

Sr. VP of Business Development & Alliance Management



Dr. Suezanne Parker

VP of Translational Biology

MERCK | Nitto | Fidelity INVESTMENTS | IONIS PHARMACEUTICALS | Shire

ARCTURUS THERAPEUTICS

Corporate Overview

BUILDING INNOVATIVE RNA MEDICINES

- HQ: **San Diego, CA**
- Founded: **2013**
- Nasdaq: **ARCT**
- Outstanding shares: **10.8 M**
- Employees: **80**
- Insider Ownership: **24%**



Arcturus is an RNA Medicines Company Focused on Significant Opportunities in Rare, Liver, and Respiratory Diseases

Investment Highlights

BUILDING INNOVATIVE RNA MEDICINES

RNA Medicines Drug Development Company

Manufacturing Expertise: in *both* messenger RNA Drug Substance & LUNAR® Nanoparticle Drug Product

Diverse Pipeline

7 Programs: 2 Wholly-owned, 5 Pharma Collaborations

Intellectual Property

LUNAR® Delivery Technology, UNA Oligomer Chemistry, Drug Substance and Drug Product Process Manufacturing

150 Patents & Patent Applications; Issued in US, EU, JP, China and Other Countries

Strategic Partners

80% of Funding was provided by Strategic Partners prior to being a public company

Johnson & Johnson | Takeda | ultragenyx pharmaceutical | SYNTHETIC GENOMICS | CUREVAC | CYSTIC FIBROSIS FOUNDATION

* The trademarks above are property of their respective owners

Pipeline of RNA Medicines

BUILDING INNOVATIVE RNA MEDICINES

Name	Arcturus RNA Modality	Indication	Partner	Partnership Structure	IND Date
LUNAR-OTC (ARCT-810)	mRNA	Ornithine Transcarbamylase (OTC) Deficiency	→	Wholly-Owned by ARCT	Q4 2019
LUNAR-CF	mRNA	Cystic Fibrosis	→	Wholly-Owned by ARCT; Funded by Cystic Fibrosis Foundation	H1 2020
LUNAR-HBV	RNA	Hepatitis B	Johnson & Johnson	Collaboration	Undisclosed
LUNAR-NASH	RNA	NASH	Takeda	Collaboration	Undisclosed
LUNAR-GSD3	mRNA	Glycogen Storage Disease Type III	ultragenyx pharmaceutical	Collaboration	Undisclosed
LUNAR-RARE	mRNA	Rare Disease	ultragenyx pharmaceutical	Collaboration	Undisclosed
LUNAR-RPL	SGI Replicon RNA	Vaccines	Synthetic Genomics	Collaboration	Undisclosed

- Internal programs focus on messenger RNA (mRNA) drug products for rare diseases
- Investigational New Drug (IND) filing for LUNAR-OTC (an intravenous mRNA medicine) – Targeted for the second half of this year
- Multiple validating pharma collaborations for large patient population diseases, as well as ultra-rare diseases and vaccine programs

Pipeline of RNA Medicines

BUILDING INNOVATIVE RNA MEDICINES

Name	Arcturus RNA Modality	Indication	Partner	Partnership Structure	IND Date	Route of Administration	Target Organ	Target Cells	Prevalence Worldwide
LUNAR-OTC (ARCT-810)	mRNA	Ornithine Transcarbamylase Deficiency (OTC)	ARCTURUS Therapeutics	Wholly-Owned	Q4 2019	IV	Liver	Hepatocytes	> 10,000
LUNAR-CF	mRNA	Cystic Fibrosis	Cystic Fibrosis Foundation	Wholly-Owned	H1 2020	Nebulized Aerosol to Lung	Lung	Bronchial Epithelial Cells	> 70,000
LUNAR-HBV	RNA	Hepatitis B	Johnson & Johnson	Collaboration	Undisclosed	IV	Liver	Hepatocytes	275 M
LUNAR-NASH	RNA	NASH	Takeda	Collaboration	Undisclosed	IV	Liver	Stellate Cells	50 M
LUNAR-GSD3	mRNA	Glycogen Storage Disease type III	ultragenyx	Collaboration	Undisclosed	IV	Liver	Hepatocytes	10,000
LUNAR-RARE	mRNA	Rare Disease	ultragenyx	Collaboration	Undisclosed	IV	Undisclosed	Undisclosed	Undisclosed
LUNAR-RPL	SGI Replicon RNA	Vaccines	Synthetic Genomics	Collaboration	Undisclosed	IM	Muscle	Myocytes	Undisclosed

- **Multiple Types of Large RNA Modalities – mRNA, Gene Editing RNA, Replicon RNA**
- **Multiple Routes of Administration – IV, IM, Aerosol**
- **Multiple Cell Types Targeted – Hepatocytes, Liver Stellate Cells, Bronchial Epithelial Cells, Myocytes**

LUNAR® Lipid-Mediated Delivery

Versatile

Feature	Benefit
Compatibility	Formulated with multiple RNA modalities
Route of Administration	IV, IM, Nebulization
Cell Type	Hepatocytes, Stellate cells, Myocytes & Lung Epithelial cells

Proprietary

Diverse Library of over 150 Proprietary Lipids

Rational Design to Maximize Efficacy and Increase Tolerability

Formulation Compositions Customized for Application and Cell Type of Interest



Biodegradable

No Accumulation of Lipids

Manufacturing Efficiency

Scalable and Reproducible Production Process

Arcturus LUNAR® is Enabling the Next Generation of RNA Medicines

ARCTURUS THERAPEUTICS

LUNAR® Mechanism of Delivery

BUILDING INNOVATIVE
RNA MEDICINES



LUNAR Associates with Cell Membrane



Enters Cell
Via Endocytosis

Lipid Particle in Endosome



Increased Acidity as
Endosome Ages

pH-Mediated Disruption



Rapid Biodegradation
of Vehicle

RNA in Cytosol



RNA Processing
and Translation

BUILDING INNOVATIVE RNA MEDICINES

LUNAR AND mRNA PLATFORMS ARE DRIVING DEVELOPMENT PIPELINE

OTC Deficiency Market Opportunity

Ornithine Transcarbamylase (OTC) Deficiency: The most common urea cycle disorder

- The urea cycle converts neurotoxic ammonia to water-soluble urea that can be excreted in urine
- Deficiency in OTC causes elevated blood ammonia, which can lead to neurological damage, coma, and death
- 10,000 worldwide prevalence

Unmet Medical Need

- Present standard of care involves a strict diet (low protein, high fluid intake) plus ammonia scavengers (sodium phenylbutyrate)
- Present standard of care does not effectively prevent spikes of ammonia.
- OTC Deficiency patients are typically referred for liver transplant.

LUNAR-OTC Aims to Restore Enzyme Function

- Expression of OTC enzyme in liver has potential to restore normal urea cycle activity to detoxify ammonia, preventing neurological damage and removing need for liver transplantation

LUNAR-OTC

BUILDING INNOVATIVE RNA MEDICINES

Disease Normalization Following Single and Repeat Dosing in OTC Mouse Model

Urinary Orotic Acid Single Dose



Orotic Acid/Creatinine Normalized to Baseline
Days Post Dose
PBS
low dose
mid dose
high dose
Luciferase control high dose
wildtype level

*p<0.05, **p<0.01, ***p<0.001,****p<0.0001
Kruskal-Wallis test with Dunn's multiple comparisons test performed at each timepoint

LUNAR®-delivered human OTC mRNA reduces Urinary Orotic Acid levels in a well-established mouse model of OTC deficiency

Survival of OTC-deficient Mice on High Protein Diet Weekly LUNAR-OTC Treatment



1.0 mg/Kg
0.3 mg/Kg
0.1 mg/Kg
Surviving Animals (%)
Time (Days)
LUNAR-OTC 1.0mg/Kg (N=10)
LUNAR-OTC 0.3mg/Kg (N=10)
LUNAR-OTC 0.1mg/Kg (N=10)
High Protein Diet (PBS) (N=10)

LUNAR-OTC I.V. Dosing Schedule

LUNAR-OTC

Exceeds Therapeutic Target of 10% Enzyme Replacement at all Doses in OTC-Deficient Mouse Model

BUILDING INNOVATIVE RNA MEDICINES

- OTCD impacts ureagenesis (ammonia detoxification)
- The main site of ureagenesis is the periportal region of the liver*
- Establishing 10% of natural enzyme levels is expected to be therapeutically significant



Periportal Expression in the Liver of OTC Protein
% Natural Levels
110
100
90
80
70
60
50
40
30
20
10
0
Low
Mid
High
Dose Level
Therapeutic Target = 10%

*Li, L. et al. PGC-1α Promotes Ureagenesis in Mouse Periportal Hepatocytes through SIRT3 and SIRT5 in Response to Glucagon. Scientific Reports. 6:24156 | DOI: 10.1038/srep24156, April 2016

LUNAR-OTC treatment increases OTC expression in mouse periportal hepatocytes (main site of ureagenesis)

LUNAR AND mRNA PLATFORMS ARE DRIVING DEVELOPMENT PIPELINE

Cystic Fibrosis Market Opportunity

BUILDING INNOVATIVE RNA MEDICINES

Cystic Fibrosis: The most common rare disease in the United States

- Caused by genetic mutations in the CFTR gene, resulting in aberrant flux of ions in and out of cells, causing thick mucus buildup in lung airways
- Chronic airway obstruction leads to infection and inflammation, which causes permanent tissue scarring and respiratory failure
- 70,000 worldwide prevalence

Unmet Medical Need

- No CFTR functional corrector is approved for treatment of all patients
- Present standard of care does not effectively prevent long-term effects of mucus accumulation. CF patients with late-stage loss of respiratory function require lung transplant

LUNAR-CF Aims to Restore CFTR Function

- An mRNA replacement therapy has the potential to deliver a new copy of CFTR into the lungs of CF-patients, independent of any genotype
- A functional CFTR protein can restore chloride channel efflux in the airways, reducing mucus accumulation, tissue scarring and minimizing the progressive respiratory dysfunction observed in CF-patients

PROOF OF CONCEPT IN CF MODELS OF DISEASE

LUNAR-CF

BUILDING INNOVATIVE RNA MEDICINES

Protein and Functional Profile of Arcturus' CFTR mRNAs Validated

***Protein Expression**: Western-Blot detection of mature CFTR protein*


Unt
Comp7
Comp8
Comp2
Comp1
Comp9

- CFTR optimized-mRNAs transfected in CFBE cells
- Arcturus' codon optimized mRNAs (Comps 2, 7, 8, 9) express higher levels of protein than the natural sequence (Comp1)

***Functional Assay**: Transepithelial Conductance in an epithelial cell model (FRT)*


Natural Human CFTR mRNA
Gt(mS/cm²)
10
5
0
9
31
54
77
Time (min)


Human CFTR mRNA (Arcturus)
Gt(mS/cm²)
10
5
0
9
31
54
77
Time (min)

- Arcturus' codon optimized mRNAs are several folds more active than the natural sequence

LUNAR-CF is Targeted for IND Submission in H1 2020

NEBULIZATION AND DELIVERY TO LUNG

LUNAR® Targeting Lung

BUILDING INNOVATIVE RNA MEDICINES

Nebulization



LUNAR-Luc mRNA

LUNAR® Delivery into Bronchial Epithelial Cells (BECs)


TdTomato/FoxJ1/Dapi

Functional Delivery of LUNAR®-mRNA into Lung Epithelial Cells

BUILDING INNOVATIVE RNA MEDICINES

LUNAR AND mRNA PLATFORMS ARE DRIVING DEVELOPMENT PIPELINE

GSD Type III Market Opportunity

Glycogen Storage Disease type III

- Caused by genetic mutations in the glycogen debranching enzyme (AGL), which leads to a toxic glycogen-byproduct (limit dextrin) accumulation in liver and muscle
- Symptoms include hepatomegaly, hypoglycemia, hyperlipidemia, some progressive liver cirrhosis, and muscle disease later in life
- 10,000 worldwide prevalence

Glycogen Storage Disease type III

- Present standard of care involves a hard-to-manage diet (high protein, including frequent night-time feeding)
- Despite dietary management, progressive liver dysfunction may occur. These GSDIII patients are typically referred for liver transplant

LUNAR-GSDIII Aims to Restore Enzyme Function

- Expression of AGL in liver has potential to restore breakdown of glycogen to normal levels, removing need for diet restrictions and liver transplantation

LUNAR® Targeting Liver

BUILDING INNOVATIVE RNA MEDICINES

LUNAR-mRNA delivery to Liver


Liver
LUNAR-Luc
LUNAR-GFP

LUNAR-siRNA delivery to Liver Cell Subtypes


Target Knockdown in Liver Cell Types
Relative Expression
1.5
1.0
0.5
0.0
Hepatocytes
Stellate Cells
Cell Type
PBS
LUNAR 1
LUNAR 2

LUNAR-siRNA

LUNAR-1 delivers to Hepatocytes
LUNAR-2 delivers to Hepatocytes and Stellate cells

Functional Delivery of LUNAR®-RNA Formulations in Liver Cell Subsets

NEBULIZATION AND DELIVERY TO LUNG

LUNAR® Targeting Lung

BUILDING INNOVATIVE
RNA MEDICINES

Nebulization



LUNAR-Luc mRNA

LUNAR® delivery into lung epithelial airways


LUNAR-GFP mRNA
Control PBS

Functional Delivery of LUNAR®-mRNA into Lung Epithelial Cells

IM DELIVERY AND VACCINE PROOF OF CONCEPT WITH HA mRNA

LUNAR® Targeting Muscle (Vaccines)

BUILDING INNOVATIVE RNA MEDICINES

Intramuscular (IM) administration

Drug Product LUNAR® Manufacturing



LUNAR-Luc mRNA

HA Inhibition Titer and T-Cell responses


Hemagglutination Inhibition Titer (Day 35)
Serum Titer
100000
10000
1000
100
10
1
PBS
LUNAR 1
LUNAR 2


CD8+ T-Cell Responses (Day 35)
% TNFα IFNγ + Cells
10
1
0.1
PBS
LUNAR 1
LUNAR 2

LUNAR®-mRNA Platform Promotes Antigen-Specific Responses for Vaccine Applications

UNA Oligomer Efficacy in LUNAR-HBV (siRNA)

BUILDING INNOVATIVE RNA MEDICINES

LUNAR-HBV (siRNA) effectively knocks-down HBV Gene Products in AAV-HBV Mouse Model


Serum HBsAg
log [HBsAg (ng/ml)]
LLOD=1.5
Study Day
Serum HBV DNA
log [HBV DNA (copies/ul)]
LLOD=2.1
Study Day
PBS 5 ml/kg IV
LUNAR-HBV 0.3 mg/kg
LUNAR-HBV 1 mg/kg
LUNAR-HBV 3 mg/kg

Inhibition of HBsAg Secretion in HBV-infected Primary Human Hepatocytes


HBsAg
norm. to hAlb
(relative to control)
Treatment Day
UNA1
UNA2
UNA3

Triple UNA Oligomer Combo Demonstrates Excellent Efficacy to Treat All HBV Genotypes

Drug Substance: mRNA Design

BUILDING INNOVATIVE RNA MEDICINES

Arcturus' proprietary mRNA optimization platform

Optimized conditions

- mRNA sequence
- Chemistry
- Process optimization

→

- Improved protein expression and duration
- Improved functional activity


5' cap
5' UTR
Coding Region
3' UTR
Poly(A) tail

Sustained hEPO activity in NHPs upon repeat dosing

Weekly Dosing in Non-Human Primates


Monkey EPO (ng/ml) 6hrs post dose
150
100
50
0
1st
2nd
3rd
4th
Dose
PBS control
LUNAR-EPO mRNA 0.1 mg/kg

Proprietary mRNA Optimization Platform Demonstrates Sustained Activity Upon Repeat Dosing in NHPs

Arcturus mRNA Manufacturing

DNA Template Production → IVT and Capping Reaction → Purification Process → Buffer Exchange & Concentration

Features	Benefits
Optimized IVT Method	Reduced Cost; Higher Purity
Improved Capping Reaction	Reduced Cost of Goods
Proprietary Purification Process	Higher Purity in a Shorter Time
Efficient	Entire Process Less Than One Week
Scalable to > 1Kg	Access Large Patient Populations
Adaptable	Can Utilize a Variety of Modifications

Arcturus' Internal mRNA Production: Up to 30 g in Less Than One Week

Drug Product: LUNAR® Formulation & Production

BUILDING INNOVATIVE RNA MEDICINES

LUNAR® Reproducibility


Particle Size
Particle Size (nm)
100
80
60
40
20
0
15
30
30
30
Batch Scale (RNA in Grams)


% Encapsulated RNA
% Encapsulated Nucleic Acid
100
80
60
40
20
0
15
30
30
30
Batch Scale (RNA in Grams)

LUNAR® Scalability


Particle Size
Particle Size (nm)
100
80
60
40
20
0
0.05
0.5
1
3
15
30
Batch Scale (RNA in Grams)


% Encapsulated RNA
% Encapsulated Nucleic Aci
100
80
60
40
20
0
0.05
0.5
1
3
15
30
Batch Scale (RNA in Grams)

LUNAR® Has Been Successfully Scaled From Milligram to Multigram Batch Sizes



ARCTURUS
therapeutics